SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MAY 26, 2004

                         COMMISSION FILE NO. 333-107915


                            FOLIX TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            NEVADA                                        88-0507007
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



       205-1072 DAVIE STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6E 1M3
       ------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (604) 669-9029
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                                       N/A
                     --------------------------------------
                                 FORMER ADDRESS

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective May 26, 2004, the client-auditor relationship between Folix Technologies, Inc. (the "Company") and Lancaster & David, Chartered Accountants ("Lancaster") ceased as the former accountant declined to stand for re-election. On that date, the Company's Board of Directors approved a change of accountants and the Company's management engaged Manning Elliott, Chartered Accountants ("Manning") as its principal independent public accountant for the fiscal year ended March 31, 2004. Lancaster had served as the Company's auditor for the fiscal years ended March 31, 2003 and 2002.

Manning  is  succeeding Lancaster.    Lancaster audited the balance sheet of the
Company as of March 31, 2003 and March 31, 2002 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows for the years then ended. Lancaster's report on the financial statements of the Company for the fiscal years ended March 31, 2003 and March 31, 2002, and any later interim period, including the interim period up to and including the date the relationship with Lancaster ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

The Company's most recent fiscal year ended March 31, 2004 has not been audited. In connection with the audit of the Company's fiscal years ended March 31, 2003 and 2002, and any later interim period, including the interim period up to and including the date the relationship with Lancaster ceased, there have been no disagreements with Lancaster on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Lancaster would have caused Lancaster to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K during the Company's two most recent fiscal years ended March 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Lancaster ceased.

The Company has authorized Lancaster to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Lancaster review the disclosure and Lancaster has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Manning regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Lancaster, the Company's previous independent accountant, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's two most recent fiscal years ended March 31, 2004 and any later interim period, including the interim period up to and including the date the relationship with Lancaster ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Manning has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Such letter is filed as an exhibit to this Report.

c)  Exhibits:

     16.1* Letter from Lancaster & David, Chartered Accountant

     16.2* Letter from Manning Elliott, Chartered Accountant

*  Filed  Herein


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FOLIX  TECHNOLOGIES,  INC.

May  26,  2004

/s/  Gregory  Corcoran
----------------------
Gregory  Corcoran
Chief Executive Officer

EXHIBIT  16.1




May  26,  2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear  Sirs;

We have read Item 4 of Form 8-K dated May 26, 2004, of Folix Technologies, Inc. and are in agreement with the statements contained therein, insofar as they relate to our firm. We have no basis to agree or disagree with the other statements of the registrant contained therein.


/s/  Lancaster  &  David
------------------------
LANCASTER  &  DAVID,
CHARTERED  ACCOUNTANTS

EXHIBIT 16.2

May 26, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Folix Technologies, Inc. dated May 26, 2004, relating to Manning Elliott, Chartered Accountants.

/s/ Manning Elliott
-------------------
Manning  Elliott
Chartered Accountants